UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

STRUCTURED EQUITY FLEX FUNDS	Annual Report October 31, 2007

Long-term growth of capital from portfolios that have the flexibility to buy securities long and sell securities short.

Goldman Sachs Structured Equity Flex Funds

■	GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

■	GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
TABLE OF CONTENTS

Investment Process	1
Letters to Shareholders and Performance Summaries	2
Schedules of Investments	15
Financial Statements	32
Notes to the Financial Statements	36
Financial Highlights	50
Report of Independent Registered Public Accounting Firm	54
Other Information	55
INVESTMENT RISKS
The Structured U.S. Equity Flex Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments, including foreign companies that are traded in the U.S. The Fund engages in derivative transactions, including short sales of securities. Derivative instruments involve sophisticated investment techniques and involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Derivative instruments often involve leverage of the Fund’s assets, which magnifies the effect of changes in market values. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. Other risks associated with the Fund’s investments in derivative instruments include risks of default by a counterparty and the risks that transactions may not be liquid.
The Structured International Equity Flex Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Foreign and emerging market securities may be more volatile than U.S. securities and are be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund engages in derivative transactions, including short sales of securities. Derivative instruments involve sophisticated investment techniques and involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Derivative instruments often involve leverage of the Fund’s assets, which magnifies the effect of changes in market values. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. Other risks associated with the Fund’s investments in derivative instruments include risks of default by a counterparty and the risks that transactions may not be liquid.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Goldman Sachs Asset Management’s Structured
Equity Flex Investment Process

■ Comprehensive – We calculate expected excess returns for approximately 10,000 stocks on a daily basis.

■ Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.	■ Objective – Our stock selection process is free from the emotion that can lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We take a limited number of short positions by targeting a portfolio weighting of up to 135% long and 35% short.	■ We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.	■ Aims to generate excess returns that are positive, consistent and repeatable.

■ Gives the fund greater exposure to the investment criteria due to its limited number of short positions. This leads to potentially higher expected returns.

PORTFOLIO RESULTS
Structured U.S. Equity Flex Fund
Dear Shareholder,
This report provides an overview of the performance of the Goldman Sachs Structured U.S. Equity Flex Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of 1.67%, 0.84%, and 2.03%, respectively. These returns compare to a cumulative total return of 14.56% on the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period.
The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Positioning and Highlights

We believe that the reasons for our underperformance fell into two distinct periods characterized by different market environments.
   FIRST HALF OF 2007

Starting mid- to late 2006, the market experienced what might be considered a prolonged “low quality” rally. Specifically, stocks with negative earnings as well as those that paid no dividends generally outperformed those with the opposite characteristics. In addition, stocks with low ratings according to Standard and Poor’s quality rankings typically performed far better than those that were highly rated. Normally, over longer periods of time, higher quality stocks generally outperform those with lower quality characteristics. Standard and Poor’s is a nationally recognized statistical rating organization.

PORTFOLIO RESULTS

This low quality rally, which continued into the first half of 2007, was further driven we believe, by the presence, or the perception of the presence, of private equity/leveraged buyout (LBO) buyers in the market. These buyers tend to seek out lower quality, less profitable companies as turnaround candidates. Because of their sub-par profitability, poor managements, declining analyst sentiment and low quality earnings—the very characteristics that made them attractive LBO turnaround candidates—our model shunned these companies even as they continued to significantly outperform the general market. As a result, the performance of our Profitability and Earnings Quality themes were significant contributors to the Fund’s relative underperformance during the first half of 2007, and stock selection was weak in sectors most associated with private equity activity (Health Care, Information Technology and Consumer Discretionary).

In addition to the low quality rally, there was a style shift in the markets as growth indices began to outperform value indices consistently for the first time since the Internet Bubble. Because a swing in investor sentiment usually represents a change in market perceptions, our Momentum theme experienced an unusually large decline.
  JULY AND AUGUST 2007

By late July, performance of higher quality stocks began to improve. However, the Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was associated with a temporary lack of liquidity in equity markets (i.e., sellers outnumbered buyers). This environment had a material impact on the Fund’s relative performance.

In fact, during early August, the magnitude of our negative daily theme returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time. Our themes experienced a significant rebound in mid-August as the market volatility began to dissipate, but it was not enough for the Fund to recover fully.

We believe that our outsized negative relative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

PORTFOLIO RESULTS

We recognize that the Fund has experienced an extended period of severe underperformance over the last year. Accordingly, we continue to review our models and attribution on an ongoing basis, and over the 2007 summer period made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). (As an aside, the Momentum enhancement held up well during the liquidity events of early August, but struggled later in the month. The IU interaction had little impact on small-cap returns in August.)

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, November 20, 2007

FUND BASICS
Structured U.S. Equity Flex Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–October 31, 2007	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	1.67%	14.56%
Class C	0.84	14.56
Institutional	2.03	14.56

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 9/30/07	One Year	Since Inception	Inception Date

Class A	-3.69%	-3.67%	9/29/06
Class C	1.05	1.05	9/29/06
Institutional	2.27	2.25	9/29/06

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of

Fund shares.
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	2.40%
Class C	2.25	3.15
Institutional	1.10	2.00

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limita-tions) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
TOP 10 OVERWEIGHTS AS OF 10/31/07[6]

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Molson Coors Brewing Co.	+4.5%	Consumer Staples
UST, Inc.	+4.5	Consumer Staples
Tyson Foods, Inc.	+4.4	Consumer Staples
Devon Energy Corp.	+4.4	Energy
Microsoft Corp.	+4.4	Information Technology
CF Industries Holdings, Inc.	+4.3	Materials
CBS Corp.	+4.2	Consumer Discretionary
Gilead Sciences, Inc.	+4.0	Health Care
Time Warner, Inc.	+4.0	Consumer Discretionary
JPMorgan Chase & Co.	+3.8	Financials

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its pro-portionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights may not be representative of the Fund’s future investments.

FUND BASICS
TOP 10 UNDERWEIGHTS AS OF 10/31/07[7]

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Brown-Forman Corp.	-4.8%	Consumer Staples
Akamai Technologies, Inc.	-3.5	Information Technology
Peabody Energy Corp.	-3.0	Energy
General Electric Co.	-2.7	Industrials
Legg Mason, Inc.	-2.3	Financials
Tenet Healthcare Corp.	-2.1	Health Care
Adams Respiratory Therapeutics, Inc.	-1.6	Health Care
Rackable Systems, Inc.	-1.4	Information Technology
The Childrens Place Retail Stores, Inc.	-1.4	Consumer Discretionary
Warner Music Group Corp.	-1.4	Consumer Discretionary

[7]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its pro-portionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 underweights may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on September 29, 2006 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured U.S. Equity Flex Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 29, 2006 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Since Inception
Class A (commenced September 29, 2006)
Excluding sales charges	1.67%	3.29%
Including sales charges	(3.90)%	(1.91)%

Class C (commenced September 29, 2006)
Excluding contingent deferred charges	0.84%	2.43%
Including contingent deferred charges	(0.16)%	2.43%

Institutional Class (commenced September 29, 2006)	2.03%	3.64%

PORTFOLIO RESULTS
Structured International Equity Flex Fund
Dear Shareholder:
This report provides an overview of the performance of the Goldman Sachs Structured International Equity Flex Fund (“the Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of 22.88%, 22.06% and 23.31%, respectively. These returns compare to a cumulative total return of 24.91% on the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged and net of dividend withholding taxes, with dividends reinvested)(“MSCI EAFE Index”), over the same time period.

The Fund uses a model that is based on six investment themes—Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Positioning and Highlights

The majority of the Fund’s underperformance was concentrated in the 3rd quarter of 2007. Starting in July, the Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was associated with a temporary lack of liquidity in equity markets (i.e., sellers outnumbered buyers). This phenomenon, which started in the US, quickly spread to almost all developed regions.

The liquidity crunch had a significant impact on our six investment themes. In fact, during early August, the magnitude of our negative daily theme returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time. This had a material effect on the Fund’s underperformance for the period. Our themes experienced a significant rebound in mid-August as the market volatility began to dissipate, but it was not enough for the Fund to recover fully.

PORTFOLIO RESULTS

We believe that our underperformance relative to the benchmark was the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

We continue to review our models and analyze the attribution results on an ongoing basis, and have recently made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret).

In keeping with our investment approach, we take minimal size and sector bets. We use our quantitative process to look for stocks that have good momentum and appear to offer good value. As always, our goal is to find companies about which fundamental research analysts are increasingly positive — firms that are profitable, have sustainable earnings and use their capital to enhance shareholder value. We expect these factors to contribute positively to the Fund’s returns over the long term, and should also work well at various times and under different market environments. Investors should expect the value we add over time to be the result of stock selection as opposed to country, sector or size allocations. We continue to invest based on a 3- to 5-year time horizon and continue to look for ways to enhance our quantitative model through our on-going research effort.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, November 20, 2007

FUND BASICS
Structured International Equity Flex Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–October 31, 2007	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net)[2]

Class A	22.88%	24.91%
Class C	22.06	24.91
Institutional	23.31	24.91

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 9/30/07	One Year	Since Inception	Inception Date

Class A	16.07%	16.92%	7/31/06
Class C	19.70	20.85	7/31/06
Institutional	21.92	22.09	7/31/06

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.94%
Class C	2.35	2.69
Institutional	1.20	1.54

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
TOP 10 OVERWEIGHTS AS OF 10/31/07[6]

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Repsol YPF SA	+2.5%	Energy
BASF AG	+2.3	Materials
Sanofi-Aventis	+2.2	Health Care
Zurich Financial Services AG	+2.0	Financials
Muenchener Rueckversicherungs AG	+2.0	Financials
Vivendi SA	+1.8	Consumer Discretionary
Cie de Saint-Gobain	+1.8	Industrials
Svenska Handelsbanken	+1.8	Financials
Deutsche Bank AG	+1.7	Financials
Deutsche Lufthansa AG	+1.5	Industrials

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights may not be representative of the Fund’s future investments.

FUND BASICS
TOP 10 UNDERWEIGHTS AS OF 10/31/07[7]

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

GlaxoSmithKline PLC	-0.9%	Health Care
Roche Holding AG	-0.8	Health Care
Telefonica SA Services	-0.8	Telecommunication Services
Toyota Motor Corp	-0.7	Consumer Discretionary
Nestle SA	-0.5	Consumer Staples
HSBC Holdings PLC	-0.5	Financials
Commonwealth Bank of Australia	-0.4	Financials
UniCredito Italiano SpA	-0.4	Financials
Nintendo Co., Ltd.	-0.3	Information Technology
Volkswagen AG	-0.2	Consumer Discretionary

[7]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 underweights may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on July 31, 2006 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (unhedged and net of dividend withholding taxes), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured International Equity Flex Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Since Inception
Class A (commenced July 31, 2006)
Excluding sales charges	22.88%	24.10%
Including sales charges	17.38%	19.64%

Class C (commenced July 31, 2006)
Excluding contingent deferred charges	22.06%	23.34%
Including contingent deferred charges	21.06%	23.34%

Institutional Class (commenced July 31, 2006)	23.31%	24.63%

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments
October 31, 2007

Shares	Description	Value
Common Stocks – Long – 134.2%

Aerospace & Defense – 4.1%
15,000	DynCorp International, Inc.*	$339,600
100	Honeywell International, Inc.	6,041
22,500	Northrop Grumman Corp.(a)	1,881,450
100	United Technologies Corp.	7,659

		2,234,750

Airlines – 0.0%
100	Copa Holdings SA	3,781

Auto Components – 0.0%
100	Cooper Tire & Rubber Co.	2,228

Beverages – 4.5%
42,400	Molson Coors Brewing Co. Class B(a)	2,426,552

Biotechnology – 5.5%
11,800	Amgen, Inc.*	685,698
49,900	Gilead Sciences, Inc.*(a)	2,304,881

		2,990,579

Building Products – 0.0%
100	Owens Corning, Inc.*	2,311

Capital Markets – 2.0%
6,000	Ameriprise Financial, Inc.(a)	377,880
19,700	Janus Capital Group, Inc.(a)	679,847
100	SWS Group, Inc.	1,899

		1,059,626

Chemicals – 4.3%
100	Cabot Corp.	3,501
200	Celanese Corp.	8,392
25,800	CF Industries Holdings, Inc.	2,267,820
100	International Flavors & Fragrances, Inc.	5,221
200	PPG Industries, Inc.	14,948
100	Terra Industries, Inc.*	3,689

		2,303,571

Commercial Banks – 3.8%
2,200	BB&T Corp.	81,334
7,300	Regions Financial Corp.	197,976
9,300	SunTrust Banks, Inc.	675,180
32,300	Wells Fargo & Co.(a)	1,098,523

		2,053,013

Communications Equipment – 5.5%
36,500	Cisco Systems, Inc.*(a)	1,206,690
49,200	Juniper Networks, Inc.*	1,771,200

		2,977,890

Computers & Peripherals – 4.9%
5,700	Apple, Inc.*	1,082,715
8,900	Dell, Inc.*	272,340
15,700	EMC Corp.*	398,623
5,850	Hewlett-Packard Co.(a)	302,328
13,100	Lexmark International, Inc.*(a)	550,069
1,700	Novatel Wireless, Inc.*	44,200

		2,650,275

Construction & Engineering – 1.0%
9,300	Perini Corp.*	533,355

Diversified Consumer Services – 1.2%
4,900	ITT Educational Services, Inc.*	623,231
800	Pre-Paid Legal Services, Inc.*	47,680

		670,911

Diversified Financial Services – 7.5%
10,000	Bank of America Corp.	482,800
56,300	JPMorgan Chase & Co.(a)	2,646,100
21,300	Moody’s Corp.(a)	931,236

		4,060,136

Diversified Telecommunication Services – 3.5%
24,800	Embarq Corp.	1,312,416
12,200	Verizon Communications, Inc.	562,054

		1,874,470

Electric Utilities – 2.6%
5,000	Duke Energy Corp.	95,850
100	Progress Energy, Inc.	4,800
47,200	Reliant Energy, Inc.*	1,298,944

		1,399,594

Electrical Equipment – 0.6%
2,200	Belden CDT, Inc.(a)	128,194
1,700	Encore Wire Corp.	35,700
4,500	GrafTech International Ltd.*	85,050
800	Rockwell Automation, Inc.	55,104

		304,048

Electronic Equipment & Instruments – 0.1%
1,600	Avnet, Inc.*	66,752
100	Mettler-Toledo International, Inc.*	10,635

		77,387

Energy Equipment & Services – 1.0%
400	Dawson Geophysical Co.*	31,924
100	Dresser-Rand Group, Inc.*	3,870
8,300	ENSCO International, Inc.	460,567
2,500	Global Industries Ltd.*	61,550
300	Patterson-UTI Energy, Inc.	5,982

		563,893

Food & Staples Retailing – 1.2%
21,300	The Kroger Co.(a)	626,007
100	Walgreen Co.	3,965

		629,972

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – Long – (continued)

Food Products – 4.5%
800	Dean Foods Co.	$22,216
1,500	Fresh Del Monte Produce, Inc.	54,420
149,200	Tyson Foods, Inc.	2,357,360

		2,433,996

Health Care Equipment & Supplies – 0.5%
4,600	Kinetic Concepts, Inc.*	276,460

Health Care Providers & Services – 6.8%
16,800	AmerisourceBergen Corp.(a)	791,448
16,800	CIGNA Corp.	881,832
21,300	Medco Health Solutions, Inc.*	2,010,294

		3,683,574

Hotels, Restaurants & Leisure – 0.2%
2,700	Carnival Corp.	129,546

Household Products – 0.3%
1,300	Energizer Holdings, Inc.*	135,590

Industrial Conglomerates – 1.5%
4,900	General Electric Co.	201,684
14,500	Tyco International Ltd.	596,965

		798,649

Insurance – 5.2%
100	ACE Ltd.	6,061
11,900	Loews Corp.(a)	584,171
2,400	SAFECO Corp.	138,960
28,600	XL Capital Ltd.	2,057,770

		2,786,962

Internet & Catalog Retail – 3.5%
11,200	Amazon.com, Inc.*	998,480
3,000	Blue Nile, Inc.*	237,120
5,500	Expedia, Inc.*	179,630
13,400	Shutterfly, Inc.*	447,158

		1,862,388

Internet Software & Services – 0.7%
10,700	Omniture, Inc.*	365,512
1,000	Vocus, Inc.*	35,980

		401,492

Life Sciences Tools & Services – 0.6%
8,000	Applera Corp. - Applied Biosystems Group(a)	297,120
100	Varian, Inc.*	7,389

		304,509

Machinery – 1.0%
3,900	Cummins, Inc.	467,844
100	Dynamic Materials Corp.	5,502
100	Eaton Corp.	9,258
500	Terex Corp.*(a)	37,110

		519,714

Marine – 1.0%
8,800	TBS International Ltd.*	552,992

Media – 9.0%
81,000	CBS Corp. Class B(a)(d)	2,324,700
100	Marvel Entertainment, Inc.*	2,474
4,200	The Walt Disney Co.	145,446
130,000	Time Warner, Inc.(a)	2,373,800

		4,846,420

Metals & Mining – 0.3%
100	AK Steel Holding Corp.*	5,013
100	Brush Engineered Materials, Inc.*	4,830
100	Kaiser Aluminum Corp.	7,578
1,700	Newmont Mining Corp.	86,462
100	Royal Gold, Inc.	3,534
500	United States Steel Corp.	53,950

		161,367

Multi-Utilities – 0.4%
4,000	PG&E Corp.(a)	195,720

Oil, Gas & Consumable Fuels – 13.7%
20,000	Chevron Corp.(a)	1,830,200
26,800	Devon Energy Corp.(a)	2,503,120
23,800	Exxon Mobil Corp.(a)	2,189,362
12,400	Tesoro Corp.	750,572
18,400	USEC, Inc.*(b)	161,920

		7,435,174

Pharmaceuticals – 5.5%
56,000	Pfizer, Inc.(a)	1,378,160
18,100	Schering-Plough Corp.	552,412
34,600	Watson Pharmaceuticals, Inc.*	1,057,376

		2,987,948

Real Estate Investment Trusts – 1.5%
1,500	AvalonBay Communities, Inc.	183,975
100	Crystal River Capital, Inc.	1,455
100	Douglas Emmett, Inc.	2,631
11,600	General Growth Properties, Inc.	630,576
100	Nationwide Health Properties, Inc.	3,122
100	Potlatch Corp.	4,766

		826,525

Real Estate Management & Development – 2.2%
47,600	CB Richard Ellis Group, Inc.*(a)(d)	1,160,488

Road & Rail – 1.2%
5,600	Avis Budget Group, Inc.*	116,872
100	Dollar Thrifty Automotive Group, Inc.*	3,450
100	J.B. Hunt Transportation Services, Inc.	2,772
11,300	Ryder System, Inc.(a)	540,705
100	YRC Worldwide, Inc.*	2,458

		666,257

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – Long – (continued)

Semiconductors & Semiconductor Equipment – 5.8%
53,400	Intel Corp.(a)	$1,436,460
300	National Semiconductor Corp.	7,542
18,400	Novellus Systems, Inc.*(a)	522,744
9,450	NVIDIA Corp.*	334,341
26,300	Texas Instruments, Inc.	857,380

		3,158,467

Software – 8.5%
94,600	Microsoft Corp.(a)	3,482,226
100	MicroStrategy, Inc.*	9,833
59,300	Symantec Corp.*(a)	1,113,654
200	Synchronoss Technologies, Inc.*	8,000

		4,613,713

Specialty Retail – 0.6%
12,400	AutoNation, Inc.*	219,356
5,600	RadioShack Corp.(a)	115,472
300	The Home Depot, Inc.	9,453

		344,281

Textiles, Apparel & Luxury Goods – 0.0%
100	Deckers Outdoor Corp.*	13,979

Thrifts & Mortgage Finance – 0.2%
100	Provident Financial Services, Inc.	1,584
3,400	Washington Mutual, Inc.	94,792

		96,376

Tobacco – 5.0%
1,200	Altria Group, Inc.	87,516
3,700	Universal Corp.	180,338
45,200	UST, Inc.(a)	2,410,064

		2,677,918

Wireless Telecommunication Services – 1.2%
1,800	ALLTEL Corp.(a)	128,070
31,300	Sprint Nextel Corp.	535,230
100	Telephone & Data Systems, Inc.	6,980

		670,280

TOTAL COMMON STOCKS – LONG
(Cost $68,153,187)		$72,559,127

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 0.3%

Boston Global Investment Trust – Enhanced Portfolio
147,000	5.154%	$147,000
(Cost $147,000)

TOTAL INVESTMENTS – 134.5%
(Cost $68,300,187)		$72,706,127

SECURITIES SOLD SHORT – (35.4%) Proceeds received $(19,062,207)		$(19,200,681)

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		506,913

NET ASSETS – 100.0%		$54,012,359

Shares	Description	Value
Common Stocks – Short – 35.4%

Airlines – 0.0%
100	Continental Airlines, Inc. Class B	$3,435

Auto Components – 0.0%
100	Tenneco, Inc.	3,061

Beverages – 4.7%
34,300	Brown-Forman Corp. Class B	2,537,514

Biotechnology – 0.7%
11,300	Vertex Pharmaceuticals, Inc.	365,442

Capital Markets – 2.7%
7,500	FCStone Group, Inc.	264,375
100	Investment Technology Group, Inc.	4,190
100	Jefferies Group, Inc.	2,673
100	Lazard Ltd.	5,020
14,300	Legg Mason, Inc.	1,186,042
100	Morgan Stanley	6,726

		1,469,026

Commercial Services & Supplies – 0.8%
4,900	Clean Harbors, Inc.	241,227
4,950	Healthcare Services Group, Inc.	108,702
100	Huron Consulting Group, Inc.	6,988
1,700	Monster Worldwide, Inc.	68,986
100	United Stationers, Inc.	5,791

		431,694

Communications Equipment – 1.3%
100	ADC Telecommunications, Inc.	1,870
44,200	JDS Uniphase Corp.	674,492

		676,362

Computers & Peripherals – 1.4%
100	NCR Corp.	2,759
56,400	Rackable Systems, Inc.	770,424
100	Teradata Corp.	2,853

		776,036

Diversified Consumer Services – 0.1%
2,400	H&R Block, Inc.	52,320

Diversified Financial Services – 1.4%
100	CIT Group, Inc.	3,524
5,700	Nymex Holdings, Inc.	732,564

		736,088

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – Short – (continued)

Energy Equipment & Services – 0.6%
100	Basic Energy Services, Inc.	$1,979
200	FMC Technologies, Inc.	12,126
13,000	Superior Well Services, Inc.	265,200
2,300	TETRA Technologies, Inc.	45,287

		324,592

Health Care Equipment & Supplies — 0.1%
162	ev3, Inc.	2,378
800	Varian Medical Systems, Inc.	39,016

		41,394

Health Care Providers & Services – 2.1%
700	Quest Diagnostics, Inc.	37,226
314,800	Tenet Healthcare Corp.	1,104,948

		1,142,174

Industrial Conglomerates – 0.0%
200	Textron, Inc.	13,842

Insurance – 0.0%
100	CNA Financial Corp.	3,963

Internet Software & Services – 3.4%
46,600	Akamai Technologies, Inc.	1,826,254

Leisure Equipment & Products – 0.1%
2,100	Eastman Kodak Co.	60,186

Life Sciences Tools & Services – 0.9%
4,200	Affymetrix, Inc.	106,932
4,800	Millipore Corp.	372,720

		479,652

Machinery – 0.0%
100	Gardner Denver, Inc.	3,613

Marine – 0.3%
5,300	American Commercial Lines, Inc.	79,023
5,700	Ultrapetrol Bahamas Ltd.	106,761

		185,784

Media – 1.9%
9,400	National CineMedia, Inc.	253,048
1,400	The E.W. Scripps Co.	63,014
72,300	Warner Music Group Corp.	736,014

		1,052,076

Metals & Mining – 0.4%
5,900	Titanium Metals Corp.	207,680

Multiline Retail – 0.0%
100	Family Dollar Stores, Inc.	2,535

Oil, Gas & Consumable Fuels – 3.7%
9,700	Arch Coal, Inc.	397,700
5,700	Clean Energy Fuels Corp.	101,916
800	Marathon Oil Corp.	47,304
27,300	Peabody Energy Corp.	1,521,975

		2,068,895

Personal Products – 0.6%
300	Avon Products, Inc.	12,294
12,700	Bare Escentuals, Inc.	313,690

		325,984

Pharmaceuticals – 1.5%
18,900	Adams Respiratory Therapeutics, Inc.	830,466
100	MGI Pharma, Inc.	3,258

		833,724

Real Estate Investment Trusts – 0.4%
7,500	Maguire Properties, Inc.	204,375

Semiconductors & Semiconductor Equipment – 2.3%
37,000	Advanced Micro Devices, Inc.	483,960
100	Cypress Semiconductor Corp.	3,655
5,600	Marvell Technology Group Ltd.	100,968
23,800	Microsemi Corp.	633,318

		1,221,901

Software – 0.4%
10,400	ACI Worldwide, Inc.	237,848
100	Cadence Design Systems, Inc.	1,960
800	Intuit, Inc.	25,736
100	THQ, Inc.	2,709

		268,253

Specialty Retail – 2.3%
100	Christopher & Banks Corp.	1,372
100	Hibbett Sports, Inc.	2,359
21,000	Limited Brands, Inc.	462,210
29,500	The Children’s Place Retail Stores, Inc.	755,200

		1,221,141

Textiles, Apparel & Luxury Goods – 0.3%
6,100	Iconix Brand Group, Inc.	139,385

Thrifts & Mortgage Finance – 1.0%
10,000	Freddie Mac	522,300

TOTAL COMMON STOCKS – SHORT
Proceeds received $(19,062,207)		$(19,200,681)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is pledged as collateral for short sales.

(b)	All or a portion of security is on loan.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	All or a portion of security is segregated for initial margin requirements on futures transactions.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	10	December 2007	$777,450	$4,782

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments
October 31, 2007

Shares	Description	Value
Common Stocks – 96.6%

Australia – 8.9%
52,509	AMP Ltd. (Insurance)	$502,767
126,255	Ansell Ltd. (Health Care Equipment & Supplies)	1,463,613
1,199	ASX Ltd. (Diversified Financial Services)	64,653
36,176	AXA Asia Pacific Holdings Ltd. (Insurance)	276,757
149,765	BHP Billiton Ltd.(a) (Metals & Mining)	6,521,472
228,220	BlueScope Steel Ltd. (Metals & Mining)	2,276,301
143,397	CFS Retail Property Trust (REIT)	327,541
267,083	Challenger Financial Services Group Ltd. (Diversified Financial Services)	1,596,024
36,539	Coca-Cola Amatil Ltd. (Beverages)	349,195
4,799	Commonwealth Bank of Australia (Commercial Banks)	276,394
44,649	CSL Ltd. (Pharmaceuticals)	1,517,891
40,147	Flight Centre Ltd. (Hotels, Restaurants & Leisure)	912,356
94,996	GPT Group (REIT)	411,009
415,040	Harvey Norman Holdings Ltd. (Multiline Retail)	2,637,362
23,922	Incitec Pivot Ltd.(a)(b) (Chemicals)	1,986,894
30,922	ING Industrial Fund (REIT)	81,032
18,454	Leighton Holdings Ltd.(b) (Construction & Engineering)	1,080,351
46,781	Lend Lease Corp. Ltd. (Real Estate Management & Development)	877,282
203,298	Mirvac Group (REIT)	1,102,498
261,276	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	2,242,221
346,859	Pacific Brands Ltd. (Distributors)	1,121,856
525,845	Qantas Airways Ltd. (Airlines)	2,908,136
167,953	QBE Insurance Group Ltd.(a) (Insurance)	5,139,791
37,421	Santos Ltd. (Oil, Gas & Consumable Fuels)	493,926
68,557	Seven Network Ltd. (Media)	880,193
31,064	Westfield Group (REIT)	635,161
32,941	Westpac Banking Corp. (Commercial Banks)	924,587
80,763	Woolworths Ltd.(a) (Food & Staples Retailing)	2,531,244

		41,138,507

Austria – 0.7%
142,643	Immofinanz Immobilien Anlagen AG(a) (Real Estate Management & Development)	1,702,762
2,121	Meinl European Land Ltd.* (Real Estate Management & Development)	29,852
15,542	OMV AG (Oil, Gas & Consumable Fuels)	1,166,950
3,907	Voestalpine AG (Metals & Mining)	353,019
1,511	Wienerberger AG (Building Products)	94,400

		3,346,983

Belgium – 1.1%
30,687	Agfa Gevaert NV (Health Care Technology)	427,505
48	Banque Nationale de Belgique (Diversified Financial Services)	230,986
29,924	Belgacom SA (Diversified Telecommunication Services)	1,433,994
5	Cofinimmo (REIT)	940
2,906	Delhaize Group (Food & Staples Retailing)	277,095
9,576	Dexia SA (Commercial Banks)	308,314
22,885	Euronav SA(a) (Oil, Gas & Consumable Fuels)	681,518
14,370	Omega Pharma SA (Health Care Equipment & Supplies)	964,519
18	S.A. D’ Ieteren NV (Distributors)	7,811
65	Solvay SA (Chemicals)	9,897
10,466	Tessenderlo Chemie NV (Chemicals)	665,853

		5,008,432

Denmark – 1.2%
95	A.P. Moller – Maersk A/S (Marine)	1,315,449
400	Alk-Abello A/S (Pharmaceuticals)	86,516
8,900	Carlsberg A/S Class B(b) (Beverages)	1,203,848
6,350	Jyske Bank A/S* (Commercial Banks)	525,473
3,525	Novo Nordisk A/S Class B (Pharmaceuticals)	439,315
5,500	Novo-Nordisk A/S (Pharmaceuticals)	681,975
31,500	Sydbank A/S(a) (Commercial Banks)	1,455,601

		5,708,177

Finland – 2.2%
204,729	Nokia Oyj(a)(d) (Communications Equipment)	8,130,901
74,256	TietoEnator Oyj(b) (IT Services)	1,828,328
1,214	Vaisala Oyj (Electronic Equipment & Instruments)	66,215

		10,025,444

France – 12.9%
75,626	Air France-KLM(a) (Airlines)	2,885,836
2,179	Bacou Dalloz (Commercial Services & Supplies)	306,310

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

France – (continued)
38,565	BNP Paribas(a) (Commercial Banks)	$4,274,237
4,839	Bongrain SA (Food Products)	569,276
10,140	Business Objects SA* (Software)	609,896
9,635	Christian Dior SA (Textiles, Apparel & Luxury Goods)	1,315,313
3,333	Club Mediterranee SA* (Hotels, Restaurants & Leisure)	224,219
87,280	Compagnie de Saint-Gobain (Building Products)	9,406,332
19	Faiveley SA (Electronic Equipment & Instruments)	1,494
14,287	Groupe Danone (Food Products)	1,229,643
14,089	IMS International Metal Service (Trading Companies & Distributors)	679,341
7,888	Ipsen SA (Pharmaceuticals)	450,015
25,245	Lagardere SCA(b) (Media)	2,140,848
19,065	Nexans SA(a) (Electrical Equipment)	3,255,643
1,613	Pierre & Vacances (Hotels, Restaurants & Leisure)	212,163
12,886	PSA Peugeot Citroen (Automobiles)	1,201,066
146,918	Sanofi-Aventis(a) (Pharmaceuticals)	12,923,551
849	Societe BIC SA (Commercial Services & Supplies)	66,012
8,011	Sodexho Alliance SA(a) (Hotels, Restaurants & Leisure)	579,970
873	Sopra Group (IT Services)	80,197
24,361	Technip SA(a) (Energy Equipment & Services)	2,189,770
46,895	Total SA(a) (Oil, Gas & Consumable Fuels)	3,784,261
20,763	Valeo SA(a) (Auto Components)	1,143,092
221,926	Vivendi SA(a) (Media)	10,028,736

		59,557,221

Germany – 10.3%
90,535	BASF AG(a) (Chemicals)	12,533,331
31,539	Bechtle AG(a) (IT Services)	1,593,284
22,165	DaimlerChrysler AG(a) (Automobiles)	2,424,907
74,714	Deutsche Bank AG*(a) (Capital Markets)	9,934,142
73,713	Deutsche Beteiligungs AG(a) (Capital Markets)	2,568,591
242,469	Deutsche Lufthansa AG(a) (Airlines)	7,158,564
10,087	Heidelberger Druckmaschinen AG (Machinery)	411,983
1,423	KWS Saat AG (Food Products)	300,490
53,073	Muenchener Rueckversicherungs-Gesellschaft AG(a) (Insurance)	10,187,962
408	Strabag AG (Construction & Engineering)	153,158
1,939	Volkswagen AG (Automobiles)	554,279

		47,820,691

Greece – 0.6%
8,326	Babis Vovos International Construction SA* (Real Estate Management & Development)	279,365
797	Coca Cola Hellenic Bottling Co. SA (Beverages)	49,475
11,362	Hellenic Exchanges Holding SA (Diversified Financial Services)	397,650
36,591	Hellenic Petroleum SA (Oil, Gas & Consumable Fuels)	572,071
19,344	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	710,515
8,686	Iaso SA (Health Care Providers & Services)	156,827
5,347	National Bank of Greece SA (Commercial Banks)	373,632
9,079	Public Power Corp. SA (Electric Utilities)	368,859
24,006	Technical Olympic SA* (Construction & Engineering)	43,152

		2,951,546

Hong Kong – 1.8%
4,500	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	35,516
257,500	BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	729,237
248,000	Cathay Pacific Airways Ltd. (Airlines)	736,555
31,000	Cheung Kong Infrastructure Holdings Ltd. (Electric Utilities)	121,658
41,500	CLP Holdings Ltd. (Electric Utilities)	282,076
22,700	Esprit Holdings Ltd. (Specialty Retail)	379,712
568,000	Giordano International Ltd. (Specialty Retail)	265,556
2,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	9,609
3,000	Hang Seng Bank Ltd. (Commercial Banks)	61,212
8,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	71,404
84,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	432,406

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Hong Kong – (continued)
47,000	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	$1,567,750
3,000	Hutchison Telecommunications International Ltd. (Wireless Telecommunication Services)	4,274
40,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	503,006
71,000	Kingboard Chemical Holdings Ltd. (Electronic Equipment & Instruments)	465,425
11,500	Orient Overseas International Ltd. (Marine)	118,948
12,000	Swire Pacific Ltd. (Real Estate Management & Development)	169,979
4,000	Television Broadcasts Ltd. (Media)	25,912
62,492	The Link REIT (REIT)	141,137
247,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	1,492,498
178,000	Tingyi (Cayman Islands) Holding Corp. (Food Products)	270,554
62,000	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	191,337

		8,075,761

Ireland – 0.9%
11,305	Allied Irish Banks PLC(a) (Commercial Banks)	285,585
66	Anglo Irish Bank Corp. PLC (Commercial Banks)	1,114
873	DCC PLC (Industrial Conglomerates)	23,990
29,966	Kerry Group PLC (Food Products)	903,716
61,801	Paddy Power PLC(a) (Hotels, Restaurants & Leisure)	2,570,524
28,501	United Drug PLC (Health Care Providers & Services)	142,778

		3,927,707

Italy – 3.8%
40,710	Autogrill SpA (Hotels, Restaurants & Leisure)	814,482
9,722	Banco di Desio e della Brianza SpA (Commercial Banks)	110,444
3,027	Biesse SpA (Machinery)	94,562
19,256	Danieli SpA (Machinery)	760,685
138,990	Enel SpA (Electric Utilities)	1,666,547
117,009	Eni SpA(a) (Oil, Gas & Consumable Fuels)	4,272,379
101,829	Finmeccanica SpA(a) (Aerospace & Defense)	3,029,049
4,184	I.M.A. Industria Macchine Automatiche SpA (Machinery)	96,438
7,012	IFI – Istituto Finanziario Industriale SpA* (Diversified Financial Services)	293,180
8,636	Indesit Co. SpA (Household Durables)	153,657
5,084	Italmobiliare SpA (Construction Materials)	626,133
53,622	Mediaset SpA (Media)	556,179
26,365	Navigazione Montanari SpA(b) (Oil, Gas & Consumable Fuels)	133,714
5,009	Permasteelisa SpA (Building Products)	131,438
61,606	RCS MediaGroup SpA(b) (Media)	337,376
1,289,380	Telecom Italia SpA (Diversified Telecommunication Services)	4,040,350
66,085	UniCredito Italiano SpA(b) (Commercial Banks)	568,493

		17,685,106

Japan – 26.5%
6,000	Aisin Seiki Co. Ltd. (Auto Components)	246,541
29,000	Aloka Co. Ltd. (Health Care Equipment & Supplies)	434,287
16,000	Alps Electric Co. Ltd. (Electronic Equipment & Instruments)	200,316
394,000	AMADA Co. Ltd. (Machinery)	3,986,681
23,000	Aoyama Trading Co. Ltd. (Specialty Retail)	601,241
28,500	Arcs Co. Ltd. (Food & Staples Retailing)	425,706
493,000	Asahi Kasei Corp. (Chemicals)	3,774,133
23,100	Astellas Pharma, Inc. (Pharmaceuticals)	1,025,441
900	Autobacs Seven Co. Ltd. (Specialty Retail)	20,915
150,000	Bando Chemical Industries Ltd.(b) (Machinery)	737,002
8,000	Bank of The Ryukyus Ltd. (Commercial Banks)	98,618
6,800	Canon Finetech, Inc. (Office Electronics)	114,390
26,400	Canon Marketing Japan, Inc. (Distributors)	517,306
3,800	Cawachi Ltd. (Food & Staples Retailing)	102,486
25,500	Century Leasing System, Inc. (Diversified Financial Services)	266,384
17,800	Coca-Cola West Holdings Co. Ltd. (Beverages)	412,079
2,000	COMSYS Holdings Corp. (Construction & Engineering)	19,608
57,900	CSK Holdings Corp. (IT Services)	2,268,595
245,000	Daiwa Securities Group, Inc. (Capital Markets)	2,361,076

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
65,700	Daiwasystem Co. Ltd.(a)(b) (Real Estate Management & Development)	$1,843,242
7,300	Duskin Co. Ltd. (Specialty Retail)	123,651
62,700	Elpida Memory, Inc.*(a) (Semiconductors & Semiconductor Equipment)	2,162,833
111,200	FUJIFILM Holdings Corp. (Leisure Equipment & Products)	5,319,226
95,700	Fuyo General Lease Co. Ltd.(a) (Diversified Financial Services)	3,170,016
12,100	Glory Ltd. (Machinery)	401,831
248,000	Hino Motors Ltd.(b) (Machinery)	1,787,947
15,000	Hitachi Cable Ltd. (Electrical Equipment)	100,292
752,000	Hitachi Ltd. (Electronic Equipment & Instruments)	5,035,987
16,800	Hitachi Transport System Ltd. (Road & Rail)	198,172
177,200	Honda Motor Co. Ltd.(a) (Automobiles)	6,635,581
10,000	Itochu Corp. (Trading Companies & Distributors)	126,365
14,400	Itochu-Shokuhin Co. Ltd. (Food & Staples Retailing)	399,971
177	Japan Tobacco, Inc. (Tobacco)	1,031,670
18,000	JFE Shoji Holdings, Inc. (Trading Companies & Distributors)	138,608
10,100	Joint Corp. (Real Estate Management & Development)	286,993
6,200	JSP Corp. (Chemicals)	68,879
48,000	Kamigumi Co. Ltd. (Transportation Infrastructure)	390,834
149,000	Kato Works Co. Ltd. (Machinery)	900,481
39,000	Kawasaki Kisen Kaisha Ltd. (Marine)	541,330
11,000	Kirin Holdings Co. Ltd. (Beverages)	153,716
66,000	Komori Corp.(a) (Machinery)	1,745,597
14,500	Kuroda Electric Co. Ltd. (Trading Companies & Distributors)	234,267
21,200	Kyocera Corp.(a) (Electronic Equipment & Instruments)	1,801,960
11,700	Kyokuto Kaihatsu Kogyo Co. Ltd. (Machinery)	88,108
449,000	Kyowa Hakko Kogyo Co. Ltd.(b) (Pharmaceuticals)	4,901,754
3,100	Kyushu Electric Power Co., Inc. (Electric Utilities)	75,585
68,800	Leopalace21 Corp.(a) (Real Estate Management & Development)	2,196,294
61,000	Matsushita Electric Industrial Co. Ltd. (Household Durables)	1,164,839
27,000	Matsushita Electric Works Ltd. (Electrical Equipment)	300,524
400	Millea Holdings, Inc. (Insurance)	15,742
17,210	Mitsubishi UFJ Lease & Finance Co. Ltd.(a) (Diversified Financial Services)	596,210
20,000	Mitsui Chemicals, Inc. (Chemicals)	188,109
57,000	Mitsui O.S.K. Lines Ltd. (Marine)	942,069
1,200	NEC Electronics Corp.* (Semiconductors & Semiconductor Equipment)	32,877
5,500	Nikko Cordial Corp. (Capital Markets)	78,759
1,000	Nintendo Co. Ltd. (Software)	635,078
9,000	Nippo Corp. (Construction & Engineering)	73,796
418,000	Nippon Express Co. Ltd. (Road & Rail)	2,102,213
71,500	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	676,273
495,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	4,384,057
2,000	Nippon Sheet Glass Co. Ltd. (Building Products)	12,210
155,000	Nippon Steel Corp. (Metals & Mining)	1,030,210
939	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	4,297,466
6,000	Nipro Corp. (Health Care Equipment & Supplies)	114,475
345,700	Nissan Motor Co. Ltd. (Automobiles)	3,966,133
145,000	Nissan Shatai Co. Ltd. (Auto Components)	1,168,208
1,006,000	Nisshin Steel Co. Ltd.(b) (Metals & Mining)	3,872,523
22,300	Onoken Co. Ltd.(b) (Trading Companies & Distributors)	357,109
283	Pacific Management Corp.(b) (Real Estate Management & Development)	421,615
172,500	Pioneer Corp.(b) (Household Durables)	1,922,027
438	Resona Holdings, Inc.(b) (Commercial Banks)	784,863
223,000	Ricoh Co. Ltd. (Office Electronics)	4,407,715
4,200	Ricoh Leasing Co. Ltd (Diversified Financial Services)	98,103
20,000	San-Ai Oil Co. Ltd. (Oil, Gas & Consumable Fuels)	85,814
9	Sapporo Hokuyo Holdings, Inc. (Commercial Banks)	92,634
70,000	Sekisui House Ltd. (Household Durables)	895,540

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
6,000	Shimachu Co. Ltd. (Specialty Retail)	$172,736
211,000	Shinko Securities Co. Ltd. (Capital Markets)	1,092,779
77,800	Sony Corp. (Household Durables)	3,842,265
307,000	Sumitomo Electric Industries Ltd.(a) (Electrical Equipment)	4,970,413
397	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	3,251,953
81	Suncity Co. Ltd. (Real Estate Management & Development)	38,634
4,200	Taiho Kogyo Co. Ltd. (Machinery)	62,961
22,000	Takasago International Corp. (Chemicals)	162,625
29,600	Takeda Pharmaceutical Co. Ltd.(a) (Pharmaceuticals)	1,848,948
69,000	Takihyo Co. Ltd. (Distributors)	249,704
64,000	The Nishi-Nippon City Bank Ltd. (Commercial Banks)	190,581
65,000	The Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	484,640
179,700	The Tokyo Electric Power Co. Inc.(a) (Electric Utilities)	4,559,852
25,700	TIS, Inc. (IT Services)	447,859
20,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,227,376
174,900	Tokyo Steel Manufacturing Co. Ltd. (Metals & Mining)	2,425,255
5,400	Tokyu Community Corp. (Real Estate Management & Development)	145,141
33,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	321,958
53,000	Toshiba TEC Corp. (Office Electronics)	339,769
36,000	Tosoh Corp. (Chemicals)	230,416
25,500	Toyota Motor Corp.(a) (Automobiles)	1,459,726
45,900	Urban Corp. (Real Estate Management & Development)	804,032
9,500	Warabeya Nichiyo Co. Ltd. (Food Products)	134,432
12	West Japan Railway Co. (Road & Rail)	60,053

		122,715,294

Liechtenstein – 0.0%
1,410	Liechtenstein Landesbank AG (Commercial Banks)	135,517

Netherlands – 5.2%
39,456	ArcelorMittal (Metals & Mining)	3,183,794
60,172	ASM International NV(b) (Semiconductors & Semiconductor Equipment)	1,705,236
7,523	Draka Holding NV (Electrical Equipment)	328,325
5,148	Exact Holding NV (Software)	229,196
16,194	Hunter Douglas NV (Household Durables)	1,514,769
158,506	Koninklijke (Royal) Philips Electronics NV (Household Durables)	6,557,821
23,120	Oce NV(b) (Office Electronics)	465,782
210,071	Unilever NV(b) (Food Products)	6,837,375
107,329	Vedior NV (Commercial Services & Supplies)	2,446,034
7,241	Wereldhave NV (REIT)	864,962

		24,133,294

New Zealand – 0.3%
109,625	Contact Energy Ltd. (Electric Utilities)	768,513
176,144	Telecom Corp. of New Zealand Ltd. (Diversified Telecommunication Services)	587,102

		1,355,615

Norway – 3.0%
47,000	Den Norske Bank (Commercial Banks)	778,893
4,350	Hafslund ASA Class B (Electric Utilities)	129,289
166,960	Norsk Hydro ASA(a) (Metals & Mining)	2,454,540
123,000	Orkla ASA(a) (Industrial Conglomerates)	2,299,644
22,700	Schibsted ASA (Media)	1,293,224
143,952	StatoilHydro ASA (Oil, Gas & Consumable Fuels)	4,903,943
64,100	Tandberg ASA(a) (Communications Equipment)	1,640,329
5,350	Yara International ASA (Chemicals)	208,523

		13,708,385

Portugal – 0.5%
79,077	Banco Espirito Santo SA(a) (Commercial Banks)	1,923,929
6,636	EDP – Energias de Portugal SA (Electric Utilities)	42,757
4,209	Galp Energia SGPS, SA (Oil, Gas & Consumable Fuels)	68,057
75,903	Teixeira Duarte – Engenharia e Construcoes SA (Construction & Engineering)	273,999

		2,308,742

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

Singapore – 1.1%
376,000	Allgreen Properties Ltd. (Real Estate Management & Development)	$414,680
12,000	CapitaMall Trust (REIT)	30,629
25,000	DBS Group Holdings Ltd. (Commercial Banks)	391,294
23,000	Fraser and Neave Ltd. (Industrial Conglomerates)	96,323
29,279	Jardine Cycle & Carriage Ltd. (Distributors)	429,244
63,000	Keppel Corp. Ltd. (Industrial Conglomerates)	647,585
19,000	Neptune Orient Lines Ltd. (Marine)	68,064
47,000	Noble Group Ltd. (Trading Companies & Distributors)	77,429
118,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	757,578
47,340	Singapore Airlines Ltd. (Airlines)	646,224
40,000	Singapore Petroleum Co. Ltd. (Oil, Gas & Consumable Fuels)	228,426
211,000	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	600,017
154,000	Suntec Real Estate Investment Trust (REIT)	194,108
20,000	United Overseas Bank Ltd. (Commercial Banks)	300,025
1,000	Venture Corp. Ltd. (Electronic Equipment & Instruments)	9,701
160,000	Wing Tai Holdings Ltd. (Real Estate Management & Development)	386,815

		5,278,142

Spain – 4.5%
17,386	Acerinox SA (Metals & Mining)	513,956
7,653	Endesa SA (Electric Utilities)	398,218
80,522	Gas Natural SDG SA(a) (Gas Utilities)	4,964,318
217,298	Iberia Lineas Aereas de Espana SA (Airlines)	1,108,598
18,112	Promotora de Informaciones SA (Media)	356,055
312,326	Repsol YPF SA(a) (Oil, Gas & Consumable Fuels)	12,339,182
32,826	Telefonica SA (Diversified Telecommunication Services)	1,086,912

		20,767,239

Sweden – 4.0%
22,000	Aangpanneforeningen AB (Commercial Services & Supplies)	658,901
37,500	Electrolux AB Series B(a) (Household Durables)	728,482
25,700	Hufvudstaden AB (Real Estate Management & Development)	283,152
2,000	L E Lundbergforetagen AB (Diversified Financial Services)	136,088
10,600	Lennart Wallenstam Byggnads AB (Real Estate Management & Development)	197,291
7,800	NCC AB Class B (Construction & Engineering)	194,857
12,400	SAS AB* (Airlines)	217,617
26,300	Skandinaviska Enskilda Banken AB (Commercial Banks)	809,804
259,100	Svenska Handelsbanken AB (Commercial Banks)	8,615,708
446,500	TeliaSonera AB (Diversified Telecommunication Services)	4,405,067
49,250	Volvo AB (Machinery)	960,234
67,600	Volvo AB Series B (Machinery)	1,329,372

		18,536,573

Switzerland – 6.5%
90,338	Actelion Ltd.*(b) (Biotechnology)	4,493,710
90,102	Adecco SA (Commercial Services & Supplies)	5,432,385
5,392	Bachem Holding AG (Life Sciences Tools & Services)	470,768
2,017	Bobst Group AG (Machinery)	149,922
1,755	Bucher Industries AG (Machinery)	417,898
686	Burckhardt Compression Holding AG (Machinery)	208,966
7,181	Clariant AG* (Chemicals)	91,964
18,403	Credit Suisse Group(a) (Capital Markets)	1,243,619
400	Daetwyler Holding AG (Industrial Conglomerates)	32,269
682	Galenica Holding AG (Health Care Providers & Services)	330,612
4,176	Huber & Suhner AG (Electrical Equipment)	253,149
27,320	Logitech International SA* (Computers & Peripherals)	951,318
7,141	Nestle SA(a) (Food Products)	3,298,296
606	Phoenix Mecano AG (Electronic Equipment & Instruments)	288,182
32,635	PSP Swiss Property AG* (Real Estate Management & Development)	1,769,069
87	PubliGroupe SA (Media)	30,662
1,131	Roche Holding AG (Pharmaceuticals)	193,178
34,688	Zurich Financial Services AG(a) (Insurance)	10,473,413

		30,129,380

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – 0.6%
145,003	BP PLC(a) (Oil, Gas & Consumable Fuels)	$1,886,487
27,897	Greencore Group PLC (Food Products)	193,046
128,472	Henderson Group PLC (Capital Markets)	497,841
17,068	Royal Bank of Scotland Group PLC (Commercial Banks)	184,334
4,364	Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	191,406

		2,953,114

TOTAL COMMON STOCKS
(Cost $420,669,284)		$447,266,870

Shares	Description	Value
Preferred Stocks – 0.5%

Germany – 0.5%
20,097	Draegerwerk AG (Health Care Equipment & Supplies)	$1,571,147
5,190	Jungheinrich AG (Machinery)	255,541
1,786	Volkswagen AG (Automobiles)	337,950

		2,164,638

TOTAL PREFERRED STOCKS
(Cost $2,183,985)		$2,164,638

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.8%

State Street Bank & Trust Euro – Time Deposit
$3,848,000	4.300%	11/01/07	$3,848,000
(Cost $3,848,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $426,701,269)			$453,279,508

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 3.3%

Boston Global Investment Trust – Enhanced Portfolio
15,233,740	5.154%	$15,233,740
(Cost $15,233,740)

TOTAL INVESTMENTS – 101.2%
(Cost $441,935,009)		$468,513,248

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(5,508,393)

NET ASSETS – 100.0%		$463,004,855

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral for short positions within the total return swap.

(b)	All or a portion of security is on loan.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	All or a portion of security is segregated for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

As a % of
Net Assets
Investments Industry Classifications†

As of
10/31/07
Aerospace & Defense	0.7%
Airlines	3.4
Auto Components	0.6
Automobiles	3.6
Banks	6.2
Beverages	0.5
Biotechnology	1.0
Building Products	2.1
Capital Markets	3.8
Chemicals	4.3
Commercial Services & Supplies	2.0
Communications Equipment	2.1
Computers & Peripherals	0.2
Construction & Engineering	0.4
Construction Materials	0.1
Distributors	0.5
Diversified Financials	1.9
Diversified Telecommunications Services	3.7
Electric Utilities	2.0
Electrical Equipment	2.0
Electronic Equipment & Instruments	1.7
Energy Equipment & Services	0.5
Food & Drug Retailing	0.8
Food Products	3.0
Gas Utilities	1.1
Healthcare Equipment & Supplies	1.0
Healthcare Providers & Services	0.1
Healthcare Technology	0.1
Hotels, Restaurants & Leisure	1.1
Household Durables	3.6
Industrial Conglomerates	0.8
Insurance	5.7
IT Consulting & Services	1.3
Leisure Equipment & Products	1.1
Life Sciences Tools & Services	0.1
Machinery	3.1
Marine	0.6
Media	3.4
Metals & Mining	4.9
Multiline Retail	0.6
Office Electronics	1.2
Oil, Gas & Consumable Fuels	8.2
Pharmaceutical	5.2
Real Estate	3.7
Road & Rail	0.5
Semiconductor Equipment & Products	1.1
Short-term Investments#	4.1
Software	0.3
Specialty Retail	0.3
Textiles & Apparel	0.3
Tobacco	0.2
Trading Companies and Distributors	0.3
Transportation Infrastructure	0.1

TOTAL INVESTMENTS	101.2%

The percentage shown for each industry category does not reflect the value of the total return swap contract.

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include short-term obligation and securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2007

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Long Positions

Bermuda – 0.4%
Aquarius Platinum Ltd.	$679,069	$682,113	$3,044

France – 0.5%
Total SA	704,460	706,175	1,715

Germany – 4.3%
E.ON AG	6,850,766	6,863,443	12,677

Hong Kong – 1.3%
Swire Pacific Ltd.	2,049,090	2,046,828	(2,262)

Japan – 0.5%
Taisei Corp.	833,928	836,411	2,483

Netherlands – 2.3%
Koninklijke DSM NV	3,660,920	3,672,777	11,857

Norway – 2.1%
Orkla ASA	3,307,174	3,342,898	35,724

Sweden – 1.2%
Skandinaviska Enskilda Banken AB	1,968,798	1,982,944	14,146

United Kingdom – 87.4%
3i Group PLC	5,251,088	5,268,554	17,466
Antofagasta PLC	463,729	466,073	2,344
Associated British Foods PLC	1,754,247	1,760,789	6,542
AstraZeneca PLC	5,217,112	5,209,140	(7,972)
Barclays PLC	1,727,249	1,741,409	14,160
BHP Billiton PLC	8,763,535	8,844,020	80,485
BP PLC	10,846,221	10,862,910	16,689
Brit Insurance Holdings PLC	4,848,192	4,866,337	18,145
Britvic PLC	551,905	553,560	1,655
Carnival PLC	159,555	159,992	437
Centrica PLC	1,234,602	1,238,135	3,533
Close Brothers Group PLC	337,854	339,264	1,410
Compass Group PLC	5,891,746	5,910,248	18,502
Computacenter PLC	637,417	639,067	1,650
Cookson Group PLC	5,380,323	5,404,832	24,509
Daily Mail and General Trust	4,529,627	4,543,020	13,393
De La Rue PLC	1,067,857	1,071,149	3,292
GlaxoSmithKline PLC	411,535	410,821	(714)
HBOS PLC	2,541,305	2,553,022	11,717
Home Retail Group PLC	5,411,897	5,429,606	17,709
HSBC Holdings PLC	4,750,029	4,764,700	14,671
Imperial Chemical Industries PLC	1,719,716	1,721,911	2,195
Imperial Tobacco Group PLC	1,101,866	1,106,045	4,179
Johnston Press PLC	253,972	254,889	917
Legal & General Group PLC	5,560,367	5,574,825	14,458
LogicaCMG PLC	1,263,733	1,268,299	4,566
Mondi PLC	107,237	107,283	46
Next PLC	3,408,515	3,422,228	13,713
Reuters Group PLC	232,510	233,695	1,185
Robert Wiseman Dairies PLC	184,615	185,147	532
Royal & Sun Alliance Insurance Group PLC	272,926	274,376	1,450
Royal Bank of Scotland Group PLC	8,123,013	8,172,271	49,258
Royal Dutch Shell PLC	7,334,038	7,352,450	18,412
Royal Dutch Shell PLC Series B	6,250,831	6,263,348	12,517
Schroders PLC	627,417	630,398	2,981
Scottish and Southern Energy PLC	2,794,232	2,801,822	7,590
Spectris PLC	1,595,411	1,600,227	4,816
Stagecoach Group PLC	5,862,608	5,889,552	26,944
Tomkins PLC	656,321	659,908	3,587
Travis Perkins PLC	733,730	736,430	2,700
Unilever PLC	3,840,678	3,856,074	15,396
Vodafone Group PLC	10,924,446	10,958,753	34,307
William Hill PLC	34,067	34,204	137
William Morrison Supermarkets PLC	4,510,466	4,529,544	19,078

			500,587

TOTAL LONG POSITIONS OF TOTAL RETURN SWAP	$159,223,945	$159,803,916	$579,971

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Short Positions

Australia – 6.2%
Aristrocat Leisure Ltd.	$(1,548,240)	$(1,578,326)	$(30,086)
Australian Worldwide Exploration Ltd.	(544,595)	(556,209)	(11,614)
Coates Hire Ltd.	(663,208)	(675,198)	(11,990)
Cochlear Ltd.	(1,180,896)	(1,200,648)	(19,752)
Energy Resources of Australia Ltd.	(215,902)	(221,118)	(5,216)
Iluka Resources Ltd.	(193,825)	(196,721)	(2,896)
Lihir Gold Ltd.	(1,757,421)	(1,831,133)	(73,712)
Macquarie Communications Infrastructure Group	(167,079)	(170,233)	(3,154)
Metcash Ltd.	(261,612)	(265,831)	(4,219)
Oxiana Ltd.	(408,558)	(420,205)	(11,647)
Paladin Resources Ltd.	(469,687)	(483,936)	(14,249)
Publishing & Broadcasting Ltd.	(686,704)	(697,861)	(11,157)
Sonic Healthcare Ltd.	(64,851)	(65,832)	(981)
Transurban Group	(421,259)	(427,499)	(6,240)
United Group Ltd.	(821,409)	(836,598)	(15,189)
Zinifex Ltd.	(5,284)	(5,444)	(160)

			(222,262)

Austria – 0.1%
Intercell AG	(161,844)	(162,804)	(960)

Belgium – 0.6%
Compagnie Maritime Belge SA	(76,928)	(77,293)	(365)
Groupe Bruxelles Lambert SA	(920,496)	(924,777)	(4,281)

			(4,646)

Bermuda – 1.6%
Benfield Group Ltd.	(2,537,380)	(2,545,291)	(7,911)

Denmark – 1.6%
DSV A/S	(1,259,075)	(1,267,393)	(8,318)
NKT Holding A/S	(1,137,821)	(1,144,780)	(6,959)

Finland – 0.8%
Metso Corp.	(515,259)	(518,295)	(3,036)
Stockmann Oyj Abp	(683,667)	(685,887)	(2,220)

			(5,256)

France – 11.0%
Alcatel-Lucent	(843,321)	(845,856)	(2,535)
April Group	(1,687,930)	(1,693,106)	(5,176)
Bourbon SA	(265,380)	(266,743)	(1,363)
Compagnie Generale de Geophysique-Veritas	(2,933,767)	(2,934,810)	(1,043)
Imerys SA	(59,994)	(60,209)	(215)
Klepierre	(650)	(653)	(3)
Mercialys	(229,960)	(230,882)	(922)
Neuf Cegetel	(1,276,705)	(1,282,938)	(6,233)
Silicon-on-Insulator Technologies	(1,236,361)	(1,246,211)	(9,850)
Societe Immobiliere de Location pour l’Industrie et le Commerce	(631,232)	(633,933)	(2,701)
Vallourec SA	(3,797,465)	(3,821,152)	(23,687)
Veolia Environnement	(2,852,059)	(2,863,218)	(11,159)
Wendel	(1,233,002)	(1,238,776)	(5,774)

			(70,661)

Germany – 11.4%
Continental AG	(3,691,025)	(3,696,808)	(5,783)
Demag Cranes AG	(4,887)	(4,901)	(14)
Deutsche Post AG	(2,383,646)	(2,387,992)	(4,346)
DIC Asset AG	(1,918,340)	(1,921,742)	(3,402)
Fraport AG	(299,491)	(299,978)	(487)
Gerry Weber International AG	(157,275)	(157,112)	163
Grenkeleasing AG	(414,509)	(415,290)	(781)
Leoni AG	(244,867)	(245,012)	(145)
Merck KGaA	(3,419,525)	(3,425,867)	(6,342)
Pfleiderer AG	(1,765,033)	(1,763,145)	1,888
Rational AG	(1,014,437)	(1,015,903)	(1,466)
SAP AG	(781,423)	(782,281)	(858)
SGL Carbon AG	(212,622)	(213,135)	(513)
Solarworld AG	(403,656)	(404,582)	(926)
Stada Arzneimittel AG	(963,037)	(964,795)	(1,758)

			(24,770)

Italy – 0.9%
Amplifon SpA	(599,376)	(602,011)	(2,635)
Digital Multimedia Technologies SpA	(294,731)	(295,682)	(951)
Geox SpA	(39,335)	(39,520)	(185)
Risanamento SpA	(111,037)	(112,161)	(1,124)
Tod’s SpA	(303,487)	(304,569)	(1,082)

			(5,977)

Japan – 20.2%
A&D Co. Ltd.	(810,666)	(819,745)	(9,079)
ABC-Mart, Inc.	(221,616)	(222,384)	(768)
Advantest Corp.	(2,552,795)	(2,573,370)	(20,575)
Asics Corp.	(63,438)	(63,785)	(347)
Chiyoda Co. Ltd	(230,189)	(229,908)	281
Chugai Pharmaceutical Co. Ltd.	(436,031)	(436,519)	(488)
Daido Steel Co. Ltd.	(1,286,927)	(1,296,663)	(9,736)
Dowa Mining	—	(15,010)	(15,010)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2007

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Short Positions – (continued)

Japan – (continued)
Epson Toyocom Corp.	$(104,338)	$(105,280)	$(942)
Fast Retailing Co. Ltd.	(374,141)	(374,161)	(20)
Haseko Corp.	(4,079,217)	(4,109,159)	(29,942)
Hirose Electric Co. Ltd.	(119,294)	(119,919)	(625)
Hokuriku Electric Power Co.	(2,210,721)	(2,210,796)	(75)
Horiba Ltd.	(736,111)	(736,882)	(771)
Hoya Corp.	(340,822)	(342,290)	(1,468)
IHI Corp	(588,453)	(592,043)	(3,590)
Keihanshin Real Estate Co. Ltd.	(123,120)	(122,784)	336
Kintetsu Corp.	(398,659)	(398,245)	414
Kitz Corp.	(384,958)	(387,471)	(2,513)
Meitec Corp.	(3,413,286)	(3,412,589)	697
MISUMI Group, Inc.	(1,731,460)	(1,737,953)	(6,493)
Modec, Inc.	(746,143)	(750,831)	(4,688)
NIDEC Corp.	(4,535,217)	(4,530,785)	4,432
Nihon Parkerizing Co. Ltd.	(202,044)	(202,660)	(616)
Nippon Suisan Kaisha Ltd.	(87,534)	(87,780)	(246)
Nishimatsuya Chain Co. Ltd.	(217,624)	(218,440)	(816)
Nitto Denko Corp.	(486,045)	(488,196)	(2,151)
Parco Co. Ltd	(172,722)	(173,600)	(878)
Rengo Co. Ltd.	(107,991)	(108,307)	(316)
Sanyo Shipan Finance Co. Ltd.	(416,311)	(415,956)	355
Sysmex Corp.	(3,449,090)	(3,457,053)	(7,963)
Toray Industries, Inc.	(476,551)	(478,623)	(2,072)
Towa Pharmaceutical Co. Ltd.	(73,220)	(73,363)	(143)
Yamada Denki Co. Ltd.	(93,366)	(93,823)	(457)

			(116,273)

Netherlands – 9.0%
Hagemeyer NV	(1,180,692)	(1,186,618)	(5,926)
James Hardie Industries NV	(878,863)	(896,377)	(17,514)
Koninklijke Ten Cate NV	(190,104)	(191,096)	(992)
Reed Elsevier NV	(7,422,259)	(7,470,015)	(47,756)
SBM Offshore NV	(1,048,647)	(1,053,276)	(4,629)
Stork NV	(631,680)	(632,441)	(761)
Wolters Kluwer NV	(2,570,759)	(2,580,567)	(9,808)

			(87,386)

Norway – 7.2%
Ability Group ASA	(143,924)	(144,789)	(865)
Awilco Offshore ASA	(483,323)	(488,059)	(4,736)
Fred Olsen Energy ASA	(2,633,670)	(2,650,609)	(16,939)
Ocean Rig ASA	(2,502,782)	(2,522,640)	(19,858)
Prosafe ASA	(5,326,769)	(5,374,492)	(47,723)

			(90,121)

Spain – 0.1%
Enagas	(195,008)	(195,532)	(524)

Sweden – 5.1%
Assa Abloy AB	(1,158,131)	(1,164,036)	(5,905)
Avanza AB	(265,712)	(266,926)	(1,214)
D. Carnegie & Co. AB	(1,021,037)	(1,030,110)	(9,073)
Hexagon AB	(1,810,852)	(1,823,202)	(12,350)
Holmen AB	(82,519)	(82,846)	(327)
Meda AB	(64,715)	(65,130)	(415)
NIBE Industrier AB	(1,558,453)	(1,566,558)	(8,105)
Saab AB	(666,592)	(668,834)	(2,242)
Securitas Direct AB	(978,046)	(980,515)	(2,469)
SkiStar AB	(150,476)	(151,001)	(525)
SSAB Svenskt Stal AB	(85,238)	(85,789)	(551)

			(43,176)

Switzerland – 1.2%
Kaba Holding AG	(969,646)	(971,045)	(1,399)
Schmolz + Bickenbach AG	(877,699)	(879,660)	(1,961)

			(3,360)

United Kingdom – 23.0%
Aberdeen Asset Management PLC	(1,047,784)	(1,053,522)	(5,738)
Aegis Group PLC	(297,907)	(299,516)	(1,609)
ARM Holdings PLC	(1,173,128)	(1,172,847)	281
Autonomy Corp. PLC	(478,325)	(480,416)	(2,091)
BG Group PLC	(181,509)	(182,034)	(525)
Cadbury Schweppes PLC	(1,004,349)	(1,010,705)	(6,356)
Cairn Energy PLC	(6,073,781)	(6,098,931)	(25,150)
CSR PLC	(78,659)	(79,074)	(415)
Derwent London PLC	(250,920)	(252,194)	(1,274)
easyJet PLC	(15,654)	(15,746)	(92)
Experian Group Ltd.	(561,866)	(563,452)	(1,586)
Expro International Group	(441,194)	(442,970)	(1,776)
Forth Ports PLC	(416,098)	(417,444)	(1,346)
HMV Group PLC	(211,401)	(212,194)	(793)
ICAP PLC	(5,271,313)	(5,293,748)	(22,435)
Inmarsat PLC	(1,821,402)	(1,829,069)	(7,667)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Short Positions – (continued)

United Kingdom – (continued)
Intercontinental Hotels Group PLC	$(1,731,192)	$(1,736,539)	$(5,347)
Ladbrokes PLC	(3,045,841)	(3,058,140)	(12,299)
Lonmin PLC	(2,561,113)	(2,576,846)	(15,733)
Marks & Spencer Group PLC	(3,893,978)	(3,906,525)	(12,547)
Northumbrian Water Group PLC	(3,325)	(3,336)	(11)
Rentokil Initial PLC	(2,631,561)	(2,641,987)	(10,426)
Standard Life PLC	(5,688)	(5,708)	(20)
Tate & Lyle PLC	(314,002)	(314,806)	(804)
Tullow Oil PLC	(380,899)	(382,119)	(1,220)
VT Group PLC	(741,436)	(743,334)	(1,898)
Yell Group PLC	(1,047,878)	(1,050,726)	(2,848)

			(141,725)

TOTAL SHORT POSITIONS OF TOTAL RETURN SWAP	$(154,622,464)	$(155,462,749)	$(840,285)

NET LONG AND SHORT POSITIONS OF TOTAL RETURN SWAP			$(260,314)

NET FINANCING COST			(235,321)
CORPORATE ACTIONS			318,797

NET SWAP CONTRACT			$(176,838)

The percentage shown for each investment category reflects the current value of investments in that category as a percentage of the total current swap value.

Morgan Stanley acts as the counterparty for the Fund’s swap contract. Termination date for this contract is August 6, 2009.
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

DJ Euro Stoxx 50 Index	24	December 2007	$1,565,824	$16,258
FTSE 100 Index	15	December 2007	2,104,824	50,273
Hang Seng Index	3	December 2007	606,948	32,936
Share Price 200 Index	3	December 2007	474,595	8,647
Topix Index	5	December 2007	700,602	17,293

TOTAL				$125,407

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Assets and Liabilities
October 31, 2007

		Structured
	Structured U.S.	International
	Equity Flex Fund	Equity Flex Fund

Assets:

Investments in securities, at value (identified cost $68,153,187 and $426,701,269, respectively)(a)	$72,559,127	$453,279,508
Securities lending collateral, at value which equals cost	147,000	15,233,740
Cash	832,615	14,007
Foreign currencies, at value (identified cost $0 and $1,412,148, respectively)	—	1,470,693
Receivables:
Due from broker-variation margin, at value	9,467	5,210,138
Investment securities sold, at value	—	3,165,741
Fund shares sold	—	799,953
Dividend and interest receivable, at value	18,783	733,646
Reimbursement from adviser	20,312	78,214
Foreign tax reclaims, at value	—	77,806
Securities lending income	92	12,200
Other assets	681	36,386

Total assets	73,588,077	480,112,032

Liabilities:

Payables:
Investments sold short, at value (proceeds received $19,062,207)	19,200,681	—
Payable upon return of securities loaned	147,000	15,233,740
Fund shares repurchased	43,666	754,411
Amounts owed to affiliates	63,429	552,824
Investment securities purchased, at value	—	192,104
Swap contract, at value	—	176,838
Dividends for securities sold short	14,105	—
Accrued expenses	106,837	197,260

Total liabilities	19,575,718	17,107,177

Net Assets:

Paid-in capital	54,766,726	429,173,533
Accumulated undistributed net investment income	579	6,969,448
Accumulated net realized gain (loss) on investment, securities sold short, futures, swap contract and foreign currency related transactions	(5,027,194)	256,813
Net unrealized gain on investments, securities sold short, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	4,272,248	26,605,061

NET ASSETS	$54,012,359	$463,004,855

Net Assets:
Class A	$35,761,676	$313,922,479
Class C	612,937	5,215,206
Institutional	17,637,746	143,867,170

Shares Outstanding:
Class A	3,462,580	24,000,807
Class C	59,803	401,839
Institutional	1,702,546	10,941,123

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	5,224,929	35,343,769

Net asset value, offering and redemption price per share:(b)
Class A	$10.33	$13.08
Class C	10.25	12.98
Institutional	10.36	13.15

(a)	Includes loaned securities having a market value of $147,840 and $14,545,554 for the Structured U.S. Equity Flex and Structured International Equity Flex Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured U.S. Equity Flex and Structured International Equity Flex Funds is $10.93 and $13.84, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Operations
For the Year Ended October 31, 2007

		Structured
	Structured U.S.	International
	Equity Flex Fund	Equity Flex Fund

Investment income:

Dividends(a)	$959,666	$9,886,251
Interest (including securities lending income of $92 and $27,096, respectively)	2,563	259,794

Total investment income	962,229	10,146,045

Expenses:

Management fees	593,390	2,677,612
Amortization of offering costs	196,806	313,783
Distribution and Service fees(b)	105,990	464,529
Professional fees	90,497	126,470
Transfer Agent fees(b)	86,019	366,199
Custody and accounting fees	63,973	247,647
Registration fees	52,912	48,386
Printing fees	38,613	54,213
Trustee fees	16,500	16,500
Shareholder meeting proxy expense	11,985	12,918
Dividend expense on short positions	225,732	—
Other	5,302	2,195

Total expenses	1,487,719	4,330,452

Less — expense reductions	(432,266)	(665,275)

Net expenses	1,055,453	3,665,177

NET INVESTMENT INCOME (LOSS)	(93,224)	6,480,868

Realized and unrealized gain (loss) on investment, securities sold short, futures, swap contract and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(1,830,599)	2,369,635
Securities sold short	(3,243,406)	—
Futures transactions	40,687	(1,171,267)
Swap contract	—	(346,742)
Foreign currency related transactions	(1,750)	(59,051)
Net change in unrealized gain (loss) on:
Investments	3,841,139	24,785,401
Futures	14,054	123,406
Securities sold short	251,272	—
Swap contract	—	(111,181)
Translation of assets and liabilities denominated in foreign currencies	—	76,725

Net realized and unrealized gain (loss) on investment, securities sold short, futures, swap contract and foreign currency related transactions	(928,603)	25,666,926

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,021,827)	$32,147,794

(a)	Foreign taxes withheld on dividends were $605,485 for the Structured International Equity Flex Fund.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and
	Service Fees		Transfer Agent Fees

Fund	Class A	Class C	Class A	Class C	Institutional

Structured U.S. Equity Flex	$103,078	$2,912	$78,339	$553	$7,127
Structured International Equity Flex	442,561	21,968	336,346	4,174	25,679
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Changes in Net Assets

	Structured U.S. Equity		Structured International Equity
	Flex Fund		Flex Fund

		For the Period			For the Period
		September 29, 2006			July 31, 2006
	For the	(Commencement)	For the		(Commencement)
	Year Ended	through	Year Ended		through
	October 31, 2007	October 31, 2006	October 31, 2007		October 31, 2006

From operations:

Net investment income (loss)	$(93,224)	$13,199	$6,480,868		$38,717
Net realized gain (loss) on investments, securities sold short, futures, swap contract and foreign currency related transactions	(5,035,068)	55,635	792,575		105,707
Net change in unrealized gain on investments, securities sold short, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	4,106,465	165,783	24,874,351		1,730,710

Net increase (decrease) in net assets resulting from operations	(1,021,827)	234,617	32,147,794		1,875,134

Distributions to shareholders:

From net investment income
Class A Shares	(49,982)	—	—		—
Class C Shares	(10)	—	—		—
Institutional Shares	(46,340)	—	—		—
From net realized gains
Class A Shares	(27,477)	—	(126,934)		—
Class C Shares	(21)	—	(337)		—
Institutional Shares	(18,806)	—	(71,279)		—

Total distributions to shareholders	(142,636)	—	(198,550)		—

From share transactions:

Net proceeds from sales of shares	84,164,756	47,878,508	521,038,534		71,962,645
Reinvestment of dividends and distributions	115,797	—	179,113		—
Cost of shares repurchased	(67,715,463)	(9,501,393)	(144,495,795	) (a)	(19,504,020)

Net increase in net assets resulting from share transactions	16,565,090	38,377,115	376,721,852		52,458,625

TOTAL INCREASE	15,400,627	38,611,732	408,671,096		54,333,759

Net assets:

Beginning of period	38,611,732	—	54,333,759		—

End of period	$54,012,359	$38,611,732	$463,004,855		$54,333,759

Accumulated undistributed net investment income	$579	$15,870	$6,969,448		$9,399

(a)	Net of $83,958 in redemption fees remitted to the Structured International Equity Flex Fund.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Statement of Cash Flows
For the Year Ended October 31, 2007

Cash flows provided (used) by operating activities:

Dividends and interest received	$958,004
Payment of dividends on securities sold short	(214,690)
Operating expenses paid	(571,498)
Net payment for margin on futures contracts	1,489,098
Purchases of long-term and short-term investments	(547,460,619)
Proceeds from disposition of long-term investments and short-term maturities	526,574,733
Increase in collateral for securities loaned	147,000
Purchases of foreign currency contracts	(5,103,350)
Proceeds from disposition of foreign currency contracts	5,101,600
Purchases to cover securities sold short	(39,053,832)
Proceeds for securities sold short	42,098,342

Net cash used by operating activities	$(16,035,212)

Cash flows provided (used) by financing activities:

Net proceeds from sale of shares	84,677,606
Net proceeds from repurchased shares	(67,672,817)
Cash distributions paid*	(26,839)
Due to custodian	(110,123)

Net cash flows provided by financing activities	$16,867,827

Net increase in cash	832,615
Cash, beginning of year	—

Cash, end of year	$832,615

Reconciliation of decrease in net assets from operations to net cash flows used by operating activities:

Decrease in net assets from operations	$(1,021,827)

Net increase in cost of investments	(18,900,005)
Net increase in unrealized appreciation/depreciation on investments	(3,839,409)
Net increase in proceeds from investments sold short	6,287,915
Net increase in unrealized appreciation/depreciation on investments sold short	(251,272)
Increase in dividends and interest receivable, at value	(14,237)
Increase in dividends for securities sold short	11,042
Decrease in due from broker — variation margin	1,434,357
Decrease in prepaid expenses	120,063
Increase in net accrued expenses	138,161

Total adjustments	$(15,013,385)

NET CASH FLOWS USED BY OPERATING ACTIVITIES	$(16,035,212)

*	Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $115,797.
A statement of cash flows is required for the Structured U.S. Equity Flex Fund due to the Fund’s use of leverage.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements
October 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Structured U.S. Equity Flex Fund (“Structured U.S. Equity Flex”) which commenced operations on September 29, 2006 and the Structured International Equity Flex Fund (“Structured International Equity Flex”) which commenced operations on July 31, 2006 (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering three classes of shares — Class A, Class C and Institutional. Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained. For the Structured International Equity Flex Fund a 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities including equity securities sold short, and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Investments in securities traded on a foreign equity securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Trust’s Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but not limited to, corporate actions or events, market disruptions or governmental actions.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.
     Total return swaps are valued based on the market value of the underlying positions in the swap, valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. Total return swaps are reset monthly with the change in market value reflected as realized gain or loss.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is each Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
     Securities sold within a total return swap are reflected as of trade date. Realized gains and losses are calculated using the financing amount which approximates identified cost and are realized on reset date.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Offering Costs — Offering costs paid in connection with the offering of shares of the Funds are amortized on a straight-line basis over 12 months from the date of commencement of operations.
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2007, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.
H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
J. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, short sales, total return swaps, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
     As investment companies registered with the SEC, the Funds must segregate liquid assets to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not settle for cash, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do settle for cash, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market net obligations (i.e., the Funds’ daily net liability) under the swaps, if any, rather than their full notional value.
K. Short Sales — Short selling involves leverage of a Fund’s assets and presents various risks. In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a Prime Broker or other counterparty. The Funds may not always be able to borrow the security at a particular time or at an acceptable cost. Thus, there is risk that the Funds may be unable to implement their investment strategy due to the lack of available securities or for other reasons.
     After selling the borrowed security, a Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. A Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value since it was sold, a Fund will be required to pay more for the replacement security than the amount it received from selling the security short. Moreover, purchasing a security to cover a short position can itself cause the price of the security to rise further. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. A Fund’s gain on a short sale, before transactions and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund will also incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.
     Until a Fund replaces a borrowed security, a Fund will be required to maintain assets in a segregated account at the Fund’s custodian as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, a Fund is required to designate, on the books of its custodian, liquid assets (less any additional collateral already held by the custodian) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits a Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
L. Total Return Swap Transactions — The use of total return swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Structured International Equity Flex Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities.
     Transactions in total return swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default, by, or bankruptcy of a swap counterparty. Some total return swaps may be complex and valued subjectively. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of total return swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
M. Redemption Fees — Redemption fees are reimbursed to the Funds and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis. The Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs, serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the year ended October 31, 2007, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate

	Up to	Over	Effective
Fund	$2 billion	$2 billion	Rate

Structured U.S. Equity Flex	1.00%	0.90%	1.00%

Structured International Equity Flex	1.10%	0.99%	1.10%

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of each Fund’s average daily net assets attributable to Class A and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charge. During the year ended October 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class C

Structured U.S. Equity Flex	$4,300	$—

Structured International Equity Flex	20,900	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A and Class C Shares and 0.04% of the average daily net assets for Institutional Shares.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

3. AGREEMENTS (continued)
D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, dividend expenses on short sales, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended October 31, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Other Expense	Custody	Transfer Agent	Total Expense
Fund	Reimbursement	Fee	Fee	Reductions

Structured U.S. Equity Flex	$426	$6	$—	$432

Structured International Equity Flex	653	5	7	665

At October 31, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured U.S. Equity Flex	$48	$8	$7	$63

Structured International Equity Flex	426	71	56	553

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2007, were as follows:

		Sales and	Purchases to Cover	Securities Sold
Fund	Purchases	Maturities	Securities Sold Short	Short

Structured U.S. Equity Flex	$146,573,619	$125,834,783	$39,053,832	$42,098,342

Structured International Equity Flex	546,414,998	176,738,487	—	—

     For the period ended October 31, 2007, Structured U.S. Equity Flex and Structured International Equity Flex paid commissions of approximately $5,800 and $45,400 respectively, in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2007
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended October 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.
     The table below details securities lending activity as of, and for the year ended October 31, 2007:

	Earnings of BGA	Earnings Received
	Relating to	by the Funds	Amount Payable to
	Securities	From Lending to	Goldman Sachs
	Loaned for the	Goldman Sachs for the	Upon Return of
	year ended	year ended	Securities Loaned as
Fund	October 31, 2007	October 31, 2007	of October 31, 2007

Structured U.S. Equity Flex	$8	$—	$—

Structured International Equity Flex	2,970	8,021	5,493,750

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended October 31, 2007, the Funds did not have any borrowings under the facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

	Structured U.S.	Structured International
	Equity Flex Fund	Equity Flex Fund

Ordinary Income	$117,542	$198,550
Net long-term capital gains	25,094	—

Total taxable distributions	$142,636	$198,550

As of October 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	Structured U.S.	Structured International
	Equity Flex Fund	Equity Flex Fund

Undistributed ordinary income — net	$—	$7,969,257
Undistributed long-term capital gains	—	468,431

Total undistributed earnings	$—	$8,437,688
Capital loss carryforward(1) — Expiring 2015	(4,645,817)	—
Timing Differences (unrealized swap gains)	—	(119,862)
Unrealized gains — net	3,891,450	25,513,496

Total accumulated earnings (losses) — net	$(754,367)	$33,831,322

(1)	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2007
7. TAX INFORMATION (continued)
     At October 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Structured U.S.	Structured International
	Equity Flex Fund	Equity Flex Fund

Tax Cost	$68,669,525	$443,026,574

Gross unrealized gain	7,547,256	42,758,710
Gross unrealized loss	(3,510,654)	(17,272,036)

Net unrealized security gain	$4,036,602	$25,486,674

Net unrealized gain (loss) on other investments	(145,152)	26,822

Net unrealized gain	$3,891,450	$25,513,496

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of passive foreign investment company and partnership investments, and net mark to market gains (losses) on Section 1256 futures recognized for tax purposes.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications resulted primarily from the difference in tax treatment of offering expenses, net operating losses, swap transactions, taxable overdistributions, and foreign currency transactions.

			Accumulated
		Accumulated Net	Undistributed Net
		Realized	Investment
Fund	Paid-in Capital	Gain(Loss)	Income

Structured U.S. Equity Flex	$(172,808)	$(1,457)	$174,265
Structured International Equity Flex	2,249	(481,430)	479,181

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

8. OTHER MATTERS
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their April 30, 2008 semiannual report. GSAM does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, as analysis is on-going, the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Structured U.S. Equity Flex Fund

			For the Period
			September 29, 2006
	For the Year Ended		(Commencement)
	October 31, 2007		through October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,731,595	$49,348,368	1,665,838	$16,738,978
Reinvestment of dividends and distributions	5,148	52,821	—	—
Shares repurchased	(2,938,967)	(29,577,078)	(1,034)	(10,373)

	1,797,776	19,824,111	1,664,804	16,728,605

Class C Shares
Shares sold	61,310	644,905	1,005	10,053
Reinvestment of dividends and distributions	2	24	—	—
Shares repurchased	(2,514)	(24,787)	—	—

	58,798	620,142	1,005	10,053

Institutional Shares
Shares sold	3,270,179	34,171,483	3,072,508	31,129,477
Reinvestment of dividends and distributions	6,136	62,952	—	—
Shares repurchased	(3,698,125)	(38,113,598)	(948,152)	(9,491,020)

	(421,810)	(3,879,163)	2,124,356	21,638,457

NET INCREASE	1,434,764	$16,565,090	3,790,165	$38,377,115

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

Structured International Equity Flex Fund

		For the Period
		July 31, 2006
For the Year Ended		(Commencement)
October 31, 2007		through October 31, 2006

Shares	Dollars	Shares	Dollars

28,520,841	$350,359,828	2,906,251	$29,987,180
9,818	107,014	—	—
(7,434,724)	(90,053,895)	(1,379)	(14,000)

21,095,935	260,412,947	2,904,872	29,973,180

402,897	4,983,826	10,620	111,012
31	337	—	—
(11,709)	(140,610)	—	—

391,219	4,843,553	10,620	111,012

13,432,212	165,694,880	4,039,482	41,864,453
6,566	71,762	—	—
(4,668,777)	(54,301,290)	(1,868,360)	(19,490,020)

8,770,001	111,465,352	2,171,122	22,374,433

30,257,155	$376,721,852	5,086,614	$52,458,625

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain	operations	income	gains	distributions

FOR THE YEAR ENDED OCTOBER 31,

2007 - A	$10.19	$(0.03)	$0.20	$0.17	$(0.02)	$(0.01)	$(0.03)
2007 - C	10.18	(0.12)	0.21	0.09	(0.01)	(0.01)	(0.02)
2007 - Institutional	10.19	0.02	0.19	0.21	(0.03)	(0.01)	(0.04)
FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced September 29, 2006)	10.00	— (c)	0.19	0.19	—	—	—
2006 - C (commenced September 29, 2006)	10.00	— (c)	0.18	0.18	—	—	—
2006 - Institutional (commenced September 29, 2006)	10.00	0.01	0.18	0.19	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

									Ratios assuming no expense reductions
			Ratio of		Ratio of
			net expenses		net expenses
			to average		to average				Ratio of		Ratio of
		Net	net assets		net assets		Ratio of		total expenses		total expenses		Ratio of
		assets,	(including dividend		(excluding dividend		net investment		(including dividend		(excluding dividend		net investment
Net asset		end of	expenses for		expenses for		income (loss)		expenses for		expenses for		income (loss)		Portfolio
value, end	Total	period	securities		securities		to average		securities		securities		to average		Turnover
of period	return(b)	(in 000s)	sold short)		sold short)		net assets		sold short)		sold short)		net assets		rate

$10.33	1.67%	$35,761	1.90	%(e)	1.52	%(e)	(0.30	)%(e)	2.63	%(e)	2.25	%(e)	(1.03	)%(e)	247%
10.25	0.84	613	2.65	(e)	2.27	(e)	(1.17	)(e)	3.38	(e)	3.00	(e)	(1.90	)(e)	247
10.36	2.03	17,638	1.50	(e)	1.12	(e)	0.18	(e)	2.23	(e)	1.85	(e)	(0.55	)(e)	247

10.19	1.90	16,962	1.66	(d)	1.50	(d)	(0.18	)(d)	6.40	(d)	6.24	(d)	(4.92	)(d)	28
10.18	1.80	10	2.28	(d)	2.25	(d)	0.40	(d)	7.97	(d)	7.94	(d)	(5.29	)(d)	28
10.19	1.90	21,640	1.24	(d)	1.10	(d)	1.41	(d)	5.84	(d)	5.70	(d)	(3.19	)(d)	28

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	realized
Year - Share Class	of period	(loss)(a)	gain	operations	gains

FOR THE YEAR ENDED OCTOBER 31,

2007 - A	$10.67	$0.30	$2.14	$2.44	$(0.03)
2007 - C	10.66	0.26	2.09	2.35	(0.03)
2007 - Institutional	10.69	0.38	2.11	2.49	(0.03)
FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced July 31, 2006)	10.00	— (c)	0.67	0.67	—
2006 - C (commenced July 31, 2006)	10.00	(0.02)	0.68	0.68	—
2006 - Institutional (commenced July 31, 2006)	10.00	0.02	0.67	0.69	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	period	to average	to average		to average	to average		turnover
of period	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$13.08	22.88%	$313,922	1.60%	2.49%		1.90%	2.19%		75%
12.98	22.06	5,215	2.35	2.20		2.65	1.90		75
13.15	23.31	143,867	1.20	3.15		1.50	2.85		75

10.67	6.70	31,009	1.60 (d)	0.10	(d)	4.53 (d)	(2.83	)(d)	11
10.66	6.60	113	2.35 (d)	(0.62	)(d)	5.58 (d)	(3.85	)(d)	11
10.69	6.90	23,212	1.20 (d)	0.82	(d)	4.48 (d)	(2.46	)(d)	11

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Flex Funds
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Flex Fund and Goldman Sachs Structured International Equity Flex Fund, (collectively, the “Goldman Sachs Structured Flex Funds”), portfolios of the Goldman Sachs Trust, at October 31, 2007, and the results of each of their operations and cash flows for the year then ended, and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Structured Flex Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 28, 2007

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
 Fund Expenses (Unaudited) — Six Months Ended October 31, 2007

As a shareholder of Class A, Class C or Institutional Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), or contingent deferred sales charges (loads) on redemptions (with respect to Class C shares) and redemption fees (with respect to Class A, Class C, or Institutional Shares, if any (for Structured International Flex Fund only) and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, and Institutional shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured U.S. Equity Flex Fund				Structured International Equity Flex Fund

	Beginning	Ending		Expenses Paid for	Beginning	Ending		Expenses Paid for
	Account Value	Account Value		the 6 months ended	Account	Account Value		the 6 months ended
Share Class	5/1/07	10/31/07		10/31/07*	Value 5/1/07	10/31/07		10/31/07*

Class A
Actual	$1,000	$981.00		$9.18	$1,000	$1,053.10		$8.31
Hypothetical 5% return	1,000	1,015.94	+	9.34	1,000	1017.11	+	8.16

Class C
Actual	1,000	977.10		12.92	1,000	1,049.30		12.18
Hypothetical 5% return	1,000	1,012.14	+	13.14	1,000	1,013.32	+	11.97

Institutional
Actual	1,000	982.90		7.16	1,000	1,055.40		6.26
Hypothetical 5% return	1,000	1,017.98	+	7.29	1,000	1,019.12	+	6.14

*	Expenses for each share class are calculated using the fund’s net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional

Structured U.S. Equity Flex	1.90%	2.65%	1.50%

Structured International Equity Flex	1.60	2.35	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Trustees oversee the management of the Goldman Sachs Trust (the “Trust”) and its investment portfolios, including Structured U.S. Equity Flex Fund and Structured International Equity Flex Fund (the “Funds”) covered by this Report. The Trustees review the investment performance and expenses of the Funds at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) capacity constraints relating to the Funds; (g) information on the advisory fees charged by the Investment Adviser to institutional accounts; (h) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates to the Funds; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (k) an update on soft dollars and other trading related issues; and (l) the quality of services provided by the Funds’ unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreement, and the current expense levels of the Funds.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for both of the Funds and the other mutual funds for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the Funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on each Fund’s investment performance was provided for the one-year period and since the commencement of the Fund’s investment operations. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees noted that the Structured U.S. Equity Flex Fund had commenced investment operations on September 29, 2006 and that the Structured International Equity Flex Fund had commenced investment operations on July 31, 2006. The Trustees believed that the Funds were providing acceptable performance to investors in light of their investment policies.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary expense limitation agreements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a history comparing each Fund’s expenses since inception to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees, and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Funds. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels.
Economies of Scale
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

Fund	Annual Rate	Net Assets

Structured U.S. Equity Flex	1.00%	Up to $2 Billion
	0.90	Over $2 Billion

Structured International Equity Flex	1.10	Up to $2 Billion
	0.99	Over $2 Billion

In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage transactions, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and each Fund’s current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
     A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
     At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007- Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	98	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2007, the Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios ( of which 11 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee & President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

Goldman Sachs Trust — Structured Equity Flex Funds — Tax Information (Unaudited)

For the year ended October 31, 2007, 100% of the dividends paid from net investment company taxable income by the Structured U.S. Equity Flex Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Structured U.S. Equity Flex Fund designates $25,094 as capital gain dividends paid during the year ended October 31, 2007.

For the year ended October 31, 2007, the Structured U.S. Equity Flex and Structured International Equity Flex Funds designate 100% and 61.83%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended October 31, 2007, the Structured U.S. Equity Flex and Structured International Equity Flex Funds designate $21,269 and $200,799, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

From distributions paid during the year ended October 31, 2007, the total amount of income received by the Structured International Equity Flex Fund from sources within foreign countries and possessions of the United States was $0.0088 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0007 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $779.5 billion in assets under management as of September 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free Municipal Fund[2] ▪  New York AMT-Free Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund [2] ▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-3238.MF	STFLEXAR / 5.7K / 12-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately 0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 9, 2008